UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 28, 2007

Encysive Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-20117	13-3532643
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4848 Loop Central Drive, Suite 700, Houston, Texas		77081
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-796-8822

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 28, 2007, Encysive Pharmaceuticals Inc. (the "Company") announced that Mitsubishi Chemical Corporation, the patent holder for Argatroban injections, Mitsubishi Tanabe Pharma Corporation, the Company and GlaxoSmithKline filed a patent infringement lawsuit in the U.S. District Court for the Southern District of New York against Barr Laboratories, Inc. ("Barr") related to Argatroban injections. Argatroban is approved by the U.S. Food and Drug Administration ("FDA") for the treatment of heparin-induced thrombocytopenia. The Company is the holder of the New Drug Application for Argatroban, and has licensed the North American marketing rights for the drug to GlaxoSmithKline.

In November 2007, the Company received a Paragraph IV Certification letter from Barr, notifying the Company of the filing of an Abbreviated New Drug Application ("ANDA") with the FDA for a generic version of Argatroban injections. Barr’s ANDA seeks approval to market a generic version of Argatroban injections prior to the expiration of the patent covering the drug, U.S. patent no. 5,214,052, which is listed in the Orange Book with an expiration date of June 30, 2014. Barr contends that U.S. Patent No. 5,214,052, is invalid, unenforceable, and/or will not be infringed by Barr’s manufacture, importation, use, or sale of the product for which the ANDA was submitted. Barr has lodged a contention with respect to obviousness, but provided no grounds for alleged unenforceability or noninfringement.

The commencement of this lawsuit against Barr will automatically stay, or bar, the FDA from approving Barr’s ANDA for 30 months (unless modified by the Court), or until a final district court decision finding the patent invalid, unenforceable, or not infringed, whichever is earlier.

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the uncertainties of U.S. patent infringement litigation; the validity of U.S. patent no. 5,214,052, the possibility that additional Argatroban ANDAs with Paragraph IV certifications will be filed with the FDA; the sufficiency of the Company's existing capital resources to fund this patent infringement litigation, the Company's ability to raise additional capital to fund cash requirements for future operations as well as more specific risks, trends and uncertainties facing the Company such as those set forth in its reports on Forms 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Given these risks, trends and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore you should not rely on any such forward-looking statements. Furthermore, the Company undertakes no duty to update or revise these forward-looking statements. The Private Securities Litigation Reform Act of 1995 permits this discussion.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Encysive Pharmaceuticals Inc.

December 28, 2007	By:	/s/ Paul S. Manierre

Name: Paul S. Manierre
Title: Vice President, General Counsel and Secretary